SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                SurgiLight, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                SURGILIGHT, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                TO THE OWNERS OF COMMON STOCK OF SURGILIGHT, INC.


     The Annual Meeting of the Shareholders of SurgiLight, Inc. (the "Company") will be held at Hilton Garden Inn, 1959 N. Alafaya Trail, Orlando, FL 32826 on July 16, 2002, at 9:00a.m. local time. The purposes of the meeting are:

     1. The election of two  directors for the  three-year  term ending in 2005;
and

     2. Transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

     The Board of Directors set June 7, 2002 as the record date for the meeting. This means that owners of Common Stock at the close of business on that date are entitled to:

     1. receive notice of the meeting, and

     2. vote at the meeting and any adjournments or postponements of the meeting.

     We will make available a list of shareholders as of the close of business on June 7, 2002, for inspection during normal business hours from July 6, 2002 through July 27, 2002, at the offices of SurgiLight, Inc. located at 12001 Science Drive, Suite 140, Orlando, Florida 32826. This list also will be available at the meeting.

By Order of the Board of Directors


/s/Timothy J. Shea
Timothy J. Shea
President


Orlando, Florida
June 25, 2002

     The enclosed proxy is being solicited on behalf of the Board of Directors of SurgiLight, Inc. See our question and answer section for information about voting, how to revoke a proxy, and how to vote shares in person.

     We urge each shareholder to promptly sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                SURGILIGHT, INC.
                         12001 Science Drive, Suite 140
                             Orlando, Florida 32826


Dear Fellow Stockholder:

     You are cordially invited to attend the 2002 Annual Meeting of the Stockholders of SurgiLight, Inc. to be held at Hilton Garden Inn, 1959 N. Alafaya Trail, Orlando, FL 32826 on July 16, 2002 at 9:00a.m. local time. We are pleased to enclose the notice of our 2002 annual stockholders' meeting, together with the attached Proxy Statement, a proxy card and an envelope for returning the proxy card. Also enclosed is SurgiLight, Inc.'s 2001 Annual Report to Stockholders.

     Please carefully review the Proxy Statement and then complete, date and sign your Proxy and return it promptly. If you attend the meeting and decide to vote in person, you may withdraw your Proxy at the meeting.

     If you have any questions or need assistance on how to vote your shares, please call Timothy J. Shea, President at (407) 482-4555.

Sincerely,


/s/ Timothy J. Shea
Timothy J. Shea
President

June 25, 2002

                                SURGILIGHT, INC.
                         12001 Science Drive, Suite 140
                             Orlando, Florida 32826
                              --------------------

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                            To Be Held July 16, 2002
                              --------------------

                                  INTRODUCTION

     Our Board of Directors is furnishing you this proxy statement to solicit proxies on its behalf to be voted at the 2002 Annual Meeting of Shareholders of SurgiLight, Inc. ("the Company"). The Annual Meeting will be held at Hilton Garden Inn, 1959 N. Alafaya Trail, Orlando, FL 32826, on July 16, 2002 at 9:00a.m., Eastern Time. Proxies also may be voted at any adjournments or postponements of the meeting.

     The mailing address of our principal executive office is 12001 Science Drive, Suite 140, Orlando, Florida 32826. We are first sending the proxy materials to shareholders on June 25, 2002.

     All properly executed written proxies that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

     Only owners of records of shares of Common Stock at the close of business on June 7, 2002 are entitled to vote at the Annual Meeting, or at adjournments or postponements of the meeting. Each owner of record is entitled to one vote for each share of Common Stock held. As of the close of business on June 7, 2002, there were 29,020,296 shares of Common Stock issued and outstanding. Abstentions and broker non-votes are counted for the purpose of determining whether a quorum is present at the Annual Meeting. For the purposes of determining whether a proposal has received a majority vote, abstentions will not be included in the vote totals with the result that an abstention will have no effect on the vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (the broker non-votes), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

     The  Company's  Annual  Report  to  Shareholders   accompanies  this  Proxy
Statement.

                           QUESTIONS AND ANSWERS ABOUT
                             THE MEETING AND VOTING

     1. What is a proxy?

     It is your legal designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Park, Tschopp, Whitcomb and Orr, P.A. have been designated as proxies for the 2002 Annual Meeting of Shareholders.

     2. What is a proxy statement?

     It is a document the Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating Park, Tschopp, Whitcomb and Orr, P.A. as proxies to vote on your behalf.

     3. What is the difference between a share owner of record and a share owner who holds stock in street name?

     If your shares are registered in your name, you are a share owner of record. If your shares are in the name of your broker or bank, your shares are held in street name.

     4. How do you get an admission card to attend the meeting?

     If you are a share owner of record, your admission card is attached to your proxy card. You will need to bring it with you to the meeting.

     If you own shares in street name, you will need to ask your broker or bank for an admission card in the form of a legal proxy. You will need to bring the legal proxy with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy.

     5. What different methods can you use to vote?

         (a)      In Writing. - All share owners can vote by written proxy card.

         (b) In Person. - All share owners may vote in person at the meeting (unless they are street name holders without a legal proxy, as described in question 4).

     6. What is the record date and what does it mean?

     The record date for the 2002 Annual Meeting of Shareholders is June 7, 2002. The record date is established by the Board of Directors as required by Florida law. Owners of Common Stock at the close of business on the record date are entitled:

         (a)      to receive notice of the meeting, and

         (b) to vote at the meeting and any adjournments or postponements of the meeting.

     7. How can you revoke a proxy?

     A share owner can revoke a proxy by any one of the following three actions:

         (a)      giving written notice to the Secretary of the Company,

         (b)      delivering a later dated proxy, or

         (c)      voting in person at the meeting.

     8. Are votes confidential? Who counts the votes?

     We will continue our long-standing practice of holding the votes of all share owners in confidence from Directors, Officers and employees except: (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company, (b) in case of a contested proxy solicitation, (c) if a share owner makes a written comment on the proxy card or otherwise communicates his/her vote to management, or (d) to allow the independent inspectors of election to certify the results of the vote. We also will retain our independent auditing CPA to receive and tabulate the proxies and to certify the results of the elections.

     9. What are your voting choices when voting for Director nominees, and what vote is needed to elect Directors?

     In voting on the election of Director nominees to serve until the 2003 Annual Meeting of Shareholders, shareholders may vote in one of the following ways:

         (a)      in favor of all nominees,

         (b)      withhold votes as to all nominees, or

         (c)      withhold votes as to specific nominees.

Directors will be elected by a majority.

The Board recommends a vote "FOR" each of the nominees.

     10. What if a share owner does not specify a choice for a matter when returning a proxy?

     Share owners should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all Director nominees.

     11. How are abstentions and broker non-votes counted?

     Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

                              ELECTION OF DIRECTORS

     The Members of our Board of Directors are elected on an annual basis for staggered three year terms. The stockholders will vote at this Annual Meeting for the election of two directors for the three-year term expiring at the Annual Meeting of Stockholders in 2005. Louis P. (Dan) Valente and Joseph Allen have been nominated to stand for re-election for a three-year term ending in 2005. Each elected nominee will hold office until our 2005 annual meeting and until his successor is elected and qualified.

     We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

     The Board of Directors recommends a vote FOR the election of Louis P. (Dan) Valente and Joseph Allen as Directors.

Nominees for Director for the Term Expiring in 2005:

     Joseph Allen. Mr. Allen was appointed as a Director and Vice-Chairman in July 2001. Since 1981, he has been the Chairman and CEO of Allen & Caron Inc., a privately held investor relation's agency with offices in California and New York (the company was founded as South Coast Communication Group in 1981 renamed Allen & Caron in 1996). Mr. Allen has also served on the boards of Ophthalmic Imaging Systems Inc. and Westergaard.com, neither of which was publicly traded at that time.

     Louis P. (Dan) Valente. Mr. Valente was appointed as a Director in July 2001 and is Chairman of the Compensation Committee. Mr. Valente has been the Chief Executive Officer and Chairman of Palomar Medical Technologies, Inc. (NASDAQ: PMTI) since 1997. Currently, Mr. Valente serves as a director of MKS Instruments, Inc., a publicly held company, and several private companies. From 1968 to 1995, Mr. Valente held numerous positions at Perkin Elmer, Inc.
(formerly EG&G, Inc.), a diversified technology company which provides optoelectronic, mechanical and electromechanical components and instruments to manufacturers and end-user customers in varied markets that include aerospace, automotive, transportation, chemical, petrochemical, environmental, industrial, medical, photography, security and other global arenas. In 1968, he began his career at EG&G, Inc. as an Assistant Controller and held executive positions, including Corporate Treasurer, before becoming Senior Vice President of EG&G, Inc., presiding over and negotiating acquisitions, mergers and investments. Mr. Valente is a Certified Public Accountant and a graduate of Bentley College.

Directors Continuing in Office

     Directors whose terms will expire in 2003:

     Lee Chow, Ph.D. Dr. Chow was appointed as a Director in March 2000. Dr. Chow currently serves on the faculty in the Physics Department for the University of Central Florida (UCF), a position he has held since 1983. He obtained his Ph.D. degree in Physics from Clark University in 1981. Dr. Chow has been the Technical Member of American Physical Society, Material Research Society, and American Association for the Advancement of Science. He served as the President of Chinese-American Association of Central Florida from 1985 to 1986, and Chinese-American Scholar Association of Florida from 1997to 1998. He has received many research awards including the Teaching Incentive Award (1996), NSF Grant (1991-93), Florida High Tech Research Council Grant (1989-1991) and I-4 Florida Research Council Grant (1997-2000). He currently is serving in the Committee of Radiation and Safety, College Personal and Promotion for UCF. Dr. Chow also served as Technical Consultant for KEI, Inc., Quantum Nuclearnic, Inc. and, from 1991 to 1992, a Director of LaserSight, Inc. Dr. Chow has published more than 50 papers in professional refereed research journals.

     Robert J. Freiberg, Ph.D. Dr. Freiberg was appointed as a Director in July 2001. Dr. Freiberg has held numerous senior management positions in engineering, business development, R & D, marketing, program management, quality assurance, and manufacturing operations. Currently he serves as Vice President of International Marketing & Consulting Assoc. He served as the Vice President of Engineering of Leap Frog, Inc., 2000-2001, a high tech educational products provider for schools and adults in the Silicon Valley. Between 1997 and 2000 he has served as a Senior Vice President of Engineering and Program Management and Vice President of Engineering of Industrial Electronic Engineer Inc. for General Scanning, Inc. Dr. Freiberg has served as the General Manager of optics and applied technologies divisions of United Technology, Business Manager of high power optics at TRW, Program Manager at Baxter Healthcare, Inc., and Director of Engineering and Manufacturing Operation at Pfizer Laser Systems, a division of Pfizer, Inc. In addition to his positions in the commercial business world, he has also participated on the board of a large non-profit organization for fifteen years. Dr. Freiberg earned his M.S. (1963) and Ph.D. in Physics (1966) from the

University  of  Illinois  and has  generated  to date 28  patents  and authored 60 technical publications and presentations in the areas of laser surgical devices, servo-controlled optical systems, endoscopic optical diagnostics, laser resonator configurations and fiber optic delivery systems. Dr. Freiberg is a member of the American Society for Laser Medicine and Surgery, the Optical Society of America, the Institute for Electrical & Electronic Engineers, and a fellow in the International Society of Optical Engineering. He is also listed in Who's Who in Science and Engineering and Who's Who of Business Leaders.

     Stuart E. Michelson, Ph.D. Dr. Michelson was appointed as a Director in July 2001 and is the Chairman of the Audit Committee. Dr. Michelson currently is the Roland and Sarah George Professor of Finance at Stetson University (2001 to the present). He was on the faculty of University of Central Florida (UCF) from 1997-2001, and was on the faculty of Eastern Illinois University from 1994 to 1997. He obtained his Ph.D. in Finance from the University of Kansas in 1991 and an M.B.A. from the University of Missouri in 1978. He is the Vice President Membership, Academy of Financial Services from 1999 to 2002. He is the Vice President of Program, Academy of Business Education. He has been a member of the Editorial Board of Journal of Current Research in Global Business, Journal of Business and Economic Perspectives, and Journal of Business Education and the Reviewer for Financial Practice and Education, Financial Services Review, The Quarterly Review of Economics and Finance, Managerial and Decision Economics, Journal of Financial Counseling & Planning, and Journal of Financial Education and Reviewer for International Board of Standards and Practices for Certified Financial Planners. He was also on the Charleston Recreation Foundation Board Committee from 1996 to 1997, Charleston School Board Technology Steering Committee from 1995 to 1997, and Chair of the Technology Advisory Committee at UCF from 1997 to the present. He has served as a Consulting Engineer for Burns & McDonnell and Design Engineer for Bendix Corporation (Allied Signal). Dr. Michelson had published over 20 Journal research articles.

     Directors whose terms will expire in 2004:

     Colette Cozean, Ph.D. Dr. Cozean was appointed as a Director and Chairwoman of the Board in July 2001. Dr. Cozean is currently the General Manager of EnOVision, an ophthalmic incubator company, a position she has held since 1999. She also serves as CEO of two private laser companies and as a business and regulatory consultant involved in structuring small, entrepreneurial companies with proprietary and unique technologies. She was a founder of Premier Laser Systems, Inc. and served in many capacities for that company, including Chairwoman of the Board of Directors, CEO, President, Chief Technical Officer and Director of Research from its founding (1991-1999). Premier filed for bankruptcy under Chapter 11 of the federal bankruptcy code three months following the termination of her relationship with the company in 1999. Prior to this, Dr. Cozean held various research and management positions for divisions of Pfizer, Baxter Healthcare Corporation and American Hospital Supply Company. Dr. Cozean holds numerous patents, has published many articles and book chapters, is an internationally acclaimed speaker, has received more than 100 regulatory approvals and has served as a member of the National Institutes of Health grant review committee. She has served on many boards, both private and public, including non-profit organizations, Orange County Business Register, Irvine Valley College and medical and laser related companies. She has won many awards including Orange County Entrepreneur of the Year, Westergaard Medical Publishing's Executive of the Year, Westmont College's Alumni of the Year and 1997 Popular Science Best of What's New Science and Technology for developing the first laser to cut teeth without pain. She holds a Ph.D. in biomedical engineering and an M.S. in electrical engineering from Ohio State University, a B.S. in biomedical engineering from the University of Southern California and a B.A. in physical sciences from Westmont College, as well as having taken many post-graduate courses in medical school and business school.

     J. S. Yuan, Ph.D. Dr. Yuan was appointed as a Director in October 1999. Dr. Yuan has been on the faculty of the University of Central Florida since 1992. He obtained his Ph.D. in Electrical Engineering from the University of Florida in 1988. He has been consulting with many high-tech companies including National Semiconductor Corp., Healthydyne Tech, Grasby Infrared, Harris Semiconductors and NEC. Dr. Yuan was awarded as Graduate Teaching and Distinguished Researcher by UCF and listed in Who's Who in American Education, Who's Who in Science and Engineering. Dr. Yuan has published more than 100 papers in semiconductor device and modeling, digital and analog IC design.


Ownership of Equity Securities in the Company

     The following table sets forth information regarding beneficial ownership of the Company's Common Stock by each Director and Officer, by all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's Common Stock, our five most highly compensated executive officers, and all of our executive officers and Directors as a group, as of March 31, 2002:


     -------------------------------------------------------- --------------------- ---------------
              Name and Address of Beneficial Owner              Number of Shares    % Ownership
     -------------------------------------------------------- --------------------- ---------------
     GEM Global Yield Fund, Ltd. (1)
     Hunkins Waterfront Plaza                                      3,986,048             13.8
     P.O. Box 556, Main Street
     Nevis, West Indies
     -------------------------------------------------------- --------------------- ---------------
     Voting Trust Committee of SurgiLight  (2)
     12001 Science Drive, Suite 140                                10,570,000           38.17
     Orlando, Florida 32826
     -------------------------------------------------------- --------------------- ---------------
     Joseph Allen (6)
     10991 Coventry Place                                            50,000               *
     Santa Ana, California 92705
     -------------------------------------------------------- --------------------- ---------------
     Colette Cozean, Ph.D.(3)
     2158 Midcrest Drive                                            544,000              1.9
     Lake Forest, California 92630
     -------------------------------------------------------- --------------------- ---------------
     Lee Chow (6)
     8603 Butternut Blvd.                                            60,000               *
     Orlando, Florida 32817
     -------------------------------------------------------- --------------------- ---------------
     Robert J. Freiberg, Ph.D. (6)
     325 Fox Ridge Drive                                             50,000               *
     Thousand Oaks, California 91361
     -------------------------------------------------------- --------------------- ---------------
     J.T. Lin (4)
     4532 Old Carriage Trail                                       5,064,000             17.7
     Oviedo, Florida 32765
     -------------------------------------------------------- --------------------- ---------------
     Stuart E. Michelson, Ph.D. (6) (7)
     5680 S. Lake Burkett Lane                                      255,000               *
     Winter Park, Florida 32792
     -------------------------------------------------------- --------------------- ---------------
     Timothy J. Shea (5)
     189 Winding Oaks Lane                                          496,000              1.7
     Oviedo, Florida 32765
     -------------------------------------------------------- --------------------- ---------------
     Louis P. (Dan) Valente (6)
     44 Concord Road                                                 50,000               *
     Weston, Massachusetts 02493
     -------------------------------------------------------- --------------------- ---------------
     J.S. Yuan, Ph.D. (6)
     8227 Riviera Shore Ct.                                          76,000               *
     Orlando, Florida 32817
     -------------------------------------------------------- --------------------- ---------------
     All Officers and Directors as a group
     (13 persons)                                                  20,177,048           70.48
     -------------------------------------------------------- --------------------- ---------------

* Less than 1%

(1) Includes shares of common stock underlying the warrants for 200,000 and 99,172 shares, respectively, issued in connection with the GEM debenture financing As of December 31, 2001, GEM has converted approximate 2,147,868 shares of the escrow commons stock at an averaged price of $1.29 per share. The exercise price of warrants is $7.50, and $0.1 per share, respectively.

(2) Includes: (a) 1,064,000 shares owned by Dr. J.T. Lin, Director of Business and Technology Development (b) 4,000,000 shares owned by Lin Family Partners, Ltd., and (c) 5,506,000 shares owned by other members of Dr. Lin's family. A voting trust committee (Trustee) comprised of all of the current outside directors of the Company other than those who are paid consultants of the Company, has the sole power and discretion to act as, and to exercise the voting rights and powers of the Company's common stock held by shares subject to the trust agreement. The majority vote of such committee determines the vote of the shares subject to the trust. The terms of the voting agreement require to Trustee to vote the shares to elect Dr. Lin as a director and an officer of the Company during the term of the agreement. The number of shares subject to the trust is adjusted from time to time so that Dr. Lin and his affiliates have voting control of 19% of the then total outstanding shares of common stock of the Company. The Trustee has no power to sell or otherwise dispose of any of the shares subject to the trust except upon notice of sale by a beneficiary, and its authority is limited to the power to vote the shares subject to the trust. The term of the agreement is three years.

(3) Includes options to purchase 24,000 shares at exercise prices between $1.227 and $2.262 per share with expiration dates from February 28, 2004 through September 30, 2004. SurgiLight has executed a consulting agreement with Dr. Cozean that provides for an option to purchase 3,500 common shares each month with a 10% discount. For service as CEO, also includes an additional 400,000 options for a two-year term beginning June 1, 2002, with 1/4 vesting immediately and 1/4 each vesting every 6 months of service thereafter until completely vested.

(4) Includes (a) 1,064,000 shares owned by Dr. J.T. Lin, a 10% shareholder and a former director of the Company, and (b) 4,000,000 shares owned by Lin Family Partners, Ltd. All of such shares are subject to a Voting Trust Agreement dated June 6, 2001 between Dr. Lin and affiliated shareholders and a Voting Trust Committee of SurgiLight, with respect to the voting of the shares. Dr. Lin retains the sole investment or dispositive authority with respect to 1,064,000 of the shares, and shares dispositive authority with respect to 4,000,000 shares beneficially owned by Lin Family Partners, Ltd.

(5) Includes 26,000 shares of restricted common stock and 4,000 shares of stock options exercisable in three years. For service as President, includes 150,000 shares of stock. Also includes 300,000 options that are currently being negotiated as part of the employment agreement.

(6) Includes options to purchase 50,000 shares of common stock , with 20,000 option shares vesting immediately upon grant, and the remaining 30,000 options vesting in increments of 10,000 shares each on the first, second and third anniversaries of the date of grant.

(7) For services as CFO, also includes an additional 200,000 options for a two-year beginning June 1, 2002, with 1/4 vesting immediately and 1/4 each vesting every 6 months of service thereafter until completely vested.


Executive Officers of the Company

         The following table sets forth certain information concerning the executive officers of the Company.

                       Name                        Age                        Title


        Timothy J. Shea                             44         President, Chief Operating Officer
                                                               and Secretary

        Colette Cozean, Ph.D.                       44         Chief Executive Officer

        Stuart E. Michelson, Ph.D.                  49         Chief Financial Officer



Executive Compensation

         Name of Principal Position                Salary            Bonus             Other

         J.T. Lin, former President and          $137,500            None              None(1)
         Chief Executive Officer

         Colette Cozean, Ph.D., Chairwoman         None              None              120,000(2)

(1) Dr. Lin is entitled to 2.5% of net revenues from sales of presbyopia products covered by current patents and patents applications he has assigned to the Company. No royalties were earned or paid in 2001.

(2) Dr. Cozean is compensated for her services as a regulatory consultant at a monthly rate of $10,000 plus 3,500 options per month at a 10% discount off of fair market value.

Section 16(a) Beneficial Ownership Reporting Compliance

         Executive officers, directors and certain persons who own more than 10 percent of the Company's Common Stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations:

     -- to file initial reports of ownership and reports of changes of ownership of the Company's Common Stock with the Securities and Exchange Commission ("SEC"), and

--        to furnish us with copies of these reports.

     Dr. Cozean did not timely file Forms 4 and 5 for December 2001 and for the year 2001, respectively.

Principal Share Owners

         Set forth in the table below is information as of March 31, 2002 about persons we know to be the beneficial owners of more than five percent of the issued and outstanding Common Stock:

                     Name and Address                     Number of Shares           Percent of Ownership
                                                         Beneficially Owned

         Voting Trust Committee of SurgiLight                10,570,000                     38.17
         12001 Science Drive, Suite 140
         Orlando, Florida 32826

         GEM Global Yield Fund, Ltd. (1)                      3,986,048                      13.8
         Hunkins Waterfront Plaza
         P.O. Box 556, Main Street
         Nevis, West Indies

         J.T. Lin                                             5,064,000                      17.7
         4532 Old Carriage Trail (4)
         Oviedo, Florida 32765


Information about Committees of the Board and Meetings

     During 2001, the Board of Directors met in person or by telephone conference 16 times. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and of the meetings of committees on which such director serves.

     The Board of Directors has an Audit Committee, Compensation Committee and Special Investigator Committee. Each such committee consists of one or more directors appointed by the Board of Directors.

     The Audit Committee is responsible for recommending the appointment of independent accountants; reviewing the arrangements for and scope of the audit by independent accountants; reviewing the independence of the independent accountants; considering the adequacy of the system of internal accounting controls and reviewing any proposed corrective actions; discussing with management and the independent accountants the Company's draft annual financial statements and key accounting and/or reporting matters; and reviewing the terms of potential acquisitions. The Company has not adopted a formal written audit committee charter and is in compliance with the new Nasdaq audit committee structure and membership requirements. In 2001, the Audit Committee met four (4) times. The Audit Committee consists of Dr. Stuart Michelson (a chair), Dr. Colette Cozean and Dr. Lee Chow. A new audit committee will be elected at the next Board meeting after the Annual meeting in July.

     The Compensation Committee, is responsible for reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs for certain executive officers; reviewing, approving, recommending and administering the Company's stock option plans and certain other compensation plans; and approving certain employment contracts. In 2001, the Compensation Committee met three (3) times. The Compensation Committee is composed of Luis P.
(Dan) Valente (a chair), Timothy Shea and J.S. Yuan. A new compensation committee will be elected at the next Board meeting after the Annual meeting in July.

     The Special Investigation Committee, is responsible for reviewing the Company's regulatory and compliance issues and reviewing, approving, recommending the Company's regulatory compliance policies, guidelines and procedures. In 2001, the Special Investigation Committee met three (3) times. The Special Investigation Committee is composed of Dr. Colette Cozean (a chair), Joseph Allen and Dr. Stuart Michelson. A new Special Investigation Committee will be elected at the next Board meeting after the Annual meeting in July.

Audit Committee Report

     The Audit Committee ("Committee") oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed with the independent auditors and with management the audited financial statements included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

     The Company's independent public accountants, Parks, Tschopp, Whitcomb and Orr, P.A. ("Auditor"), are responsible for expression an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The committee discussed with Auditor the matters required by Statement of Accounting Standards No. 61.

     In addition, the committee received from and discussed with Auditor the written disclosures and letter from Auditor required by Independence Standards Board Standard No. 1 regarding their independence.

     The Company's Board of Directors has not adopted a written charter for the committee.

     The committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall qualify of the Company's financial reporting. The committee held three (3) such meetings during fiscal year 2001.

     In reliance on the reviewed and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the SEC. The committee and the Board have also approved, subject to shareholder ratification, the selection of Auditor as the Company's independent auditors for the year ending December 31, 2002.

     The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Option Grants

     In April 2001, the directors at that time received 6,000 options at an exercise price of $1.50 per share. In November 2001, the directors received 50,000 options at an exercise price of $0.26 per share. The directors also received $1,000 for each in person meeting and $500 for each meeting attended via telephone conference. The directors received no salary or other compensation for their services except for Dr. Cozean. See Executive Compensation Note 2. Options Exercised

     No options were exercised during the 2001 fiscal year.

Employment Agreements

     In January 2000, the Company entered into an employment agreement with Timothy Shea, President and Chief Operating Officer. The agreement is currently being revised.

     In March 2002, the Company signed a three-year employment agreement with Dr. Lin under which he will continue as Director of Business and New Technology.

     The compensation committee has reviewed the compensation and performance of the officers of the Company as compared to industry standards, and revised the compensation packages as appropriate for the year ending December 31,2002.

2001 Stock Option Plan

     Effective September 2001, the Company provided to each director an option for 50,000 shares at an exercise price of $0.26 per share, the value based upon the average closing price of the 5 business days preceding the grant date. Additional compensation for key employees and Officers are described in their

Employment Agreements. These Employee Agreements will be available at the Corporate Office and are also disclosed in the 2001 SEC Form 10-KSB.

Certain Relationships and Related Transactions

     Except as set forth herein, there are currently no proposed transactions between the Company, its officers, directors, shareholders, and affiliates. Although future transactions between the Company and such parties are possible, including a transaction relating to a business opportunity, the Board of Directors of the Company has adopted a policy regarding transactions between the Company and any officer, director or affiliate, including loan transactions, requiring that all such transactions be approved by a majority of the independent and disinterested members of the Board of Directors and that all such transactions be for a bona fide business purpose and be entered into on terms at least as favorable to the Company as could be obtained from unaffiliated independent third parties.


                PROPOSALS OF STOCKHOLDERS FOR 2003 ANNUAL MEETING

     Any proposal of a stockholder intended to be presented at the Company's 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company for inclusion in the Company's proxy, notice of meeting, and proxy statement relating to the 2003 Annual Meeting by December 31, 2002.

                           EXPENSES AND OTHER MATTERS

     We will pay the cost of preparing, assembling, and mailing this Proxy Statement and the material enclosed herewith. The Company has requested brokers, nominees, fiduciaries, and other custodians who hold shares of the Company's Common Stock in their names to solicit Proxies from their clients who own such shares, and the Company has agreed to reimburse them for their expenses in so doing.

     In addition to the use of the mails, certain officers, directors, and regular employees of the Company, at no additional compensation, may request a return of Proxies by personal interview or by telephone, telecopier, or telegraph.

     We do not intend to present any further items of business at the Annual Meeting and know of no such items that will or may be presented by others. If, however, any other matter properly comes before the meeting, the person named in the enclosed Proxy form will vote thereon in such manner as he/she may in his/her discretion determine.

     The  following  documents  are  incorporated  by reference  into this Proxy
Statement  from the  Annual  Report  to  Shareholders  accompanying  this  Proxy
Statement:

     -- Financial Statements of the Company for the fiscal year ended December 31, 2001.

     -- Management's Discussion and Analysis of the financial condition and results of operations of the Company for the fiscal year ended December 31, 2001.

     A manually signed copy of the report of the Company's independent accountants has been filed as part of this Proxy Statement with the Securities and Exchange Commission.

     The Company will provide you, without charge upon written request, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and the financial statement schedules, required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended for the fiscal year ended December 31, 2001. If you would like a copy of the Form 10-KSB, please write to Timothy J. Shea, President, 12001 Science Drive, Suite 140, Orlando, Florida 32826. A copy of any of the exhibits filed with the Form 10-K will be furnished to you upon your written request and upon receipt of payment of a reasonable fee to cover our reasonable expenses in furnishing you the exhibit.


                                         By Order of the Board of Directors,


                                         --------------------------------------
                                         Timothy J. Shea, President
Orlando, Florida
June 25, 2002

                  PLEASE DATE, SIGN, AND IMMEDIATELY RETURN THE
             ACCOMPANYING PROXY IN THE ENCLOSED, ADDRESSED ENVELOPE.